SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                      October 23, 1998 (September 19, 1998)
                Date of Report (Date of earliest event reported)


                               Baron Capital Trust
              Exact name of registrant as specified in its charter


         Delaware                    333-35063                   31-1574856
State or other jurisdiction     Commission File Number          IRS Employer
      of incorporation                                        Identification No.

                               Baron Capital Trust
                                7826 Cooper Road
                             Cincinnati, Ohio 45242
                Address of principal executive offices, zip code


                                  513-984-5001
                         Registrant's telephone number,
                               including area code

Item 2. Acquisition or Disposition of Assets

     On September 19, 1998, Baron Capital Properties, L.P. (the "Partnership"), a Delaware limited partnership of which the Registrant is the sole general partner and a limited partner, acquired 100% of the limited partnership interest in Riverwalk Enterprises, Ltd., a Florida limited partnership ("Riverwalk"), which owns fee simple title to a 50-unit residential apartment property located at 47 Jacaranda Cay Court, New Smyrna Beach, Florida 32169 (the "Property"). Simultaneously, an affiliate of the Partnership, Riverwalk, LC, a Florida limited liability company (the "General Partner"), acquired 100% of the general partnership interest in Riverwalk. Riverwalk, LC was organized for the express purpose of acquiring such general partnership interest. Gregory K. McGrath, the Chief Executive Officer of the Registrant, is the manager of the General Partner. The Partnership owns 99% of the membership interests in the General Partner. The remaining 1% membership interest is nominally held by the Managing Shareholder of the Registrant, as agent for the Partnership.

     The Property, completed in 1986, consists of 50 two bedroom units. Forty-five units have two bathrooms and five have one bathroom. The Property is located directly on the intracoastal waterway and was originally built for condominium sale. The Partnership will operate the Property as a rental community for the indefinite future. As of September 1, 1998, the Property was 95% occupied. The average year to date occupancy has been 98%. The average monthly occupancy for 1997 was 95%. The Property has 51,024 square feet of rentable space, or approximately 1,020 square feet per unit. The current rent per square foot is approximately $.55. The average monthly rental rate is approximately $565 per unit.

     The Partnership acquired the Riverwalk limited partnership interests from 12 unaffiliated individuals. The General Partner acquired the Riverwalk general partnership interest from Riverwalk Enterprises, Inc., whose principal was Michael Green. Mr. Green is not affiliated with the Registrant or the Partnership. The sale was subject to a first mortgage of approximately $1,330,000, held by TMG Life Insurance Company. The mortgage matures in November 2004 and has a current interest rate of 8.75%. The holder of the first mortgage has a right to adjust the rate in October 1999 for the remaining five years of the loan, to a rate equal to 200 basis points above the then current rate for five-year treasury notes. Prepayment is permitted at any time, subject however to a yield maintenance termination fee calculated in accordance with the terms of the loan.

     The total price of the acquisition to the Partnership was approximately $655,000 above the first mortgage, which includes costs of the transaction. The Partnership borrowed $575,000 from I. Stanley Levine, Trustee, of Miami,
Florida, in order to complete the acquisition. The Levine loan matures in December 1998 and is secured by a pledge of the general and limited partnership interests acquired in the transaction. The Partnership funded the acquisition and will satisfy the Levine loan from the net proceeds of the Registrant's sale of Common Shares in an ongoing public offering which commenced in May 1998. The purchase price was determined by the parties in an arms-length negotiation. The Partnership relied upon an appraisal of the Property updated as of July 17, 1998 prepared by Rex-McGill, Inc, an independent appraisal firm, which valued the Property at $2,200,000.

     The transaction was unanimously approved by the Independent Trustees of the Registrant prior to closing of the acquisition.

Item 7. Financial Statements and Exhibits.

     The financial statements required by this item are set forth below.

                                ELROY D. MIEDEMA
                           CERTIFIED PUBLIC ACCOUNTANT
                           6550 NORTH FEDERAL HIGHWAY
                                    SUITE 220
                          FT. LAUDERDALE, FLORIDA 33308
                                954-491-7233 (T)
                                954-772-4330 (F)


                          INDEPENDENT AUDITOR'S REPORT

The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Riverwalk Villas for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form SB-2 of Baron Capital Trust, a Delaware business trust) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Riverwalk Villas for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                 Elroy D. Miedema
                                                 Certified Public Accountant


Ft. Lauderdale, Florida
August 6, 1998

                                ELROY D. MIEDEMA
                           CERTIFIED PUBLIC ACCOUNTANT
                           6550 NORTH FEDERAL HIGHWAY
                                    SUITE 220
                          FT. LAUDERDALE, FLORIDA 33308
                                954-491-7233 (T)
                                954-772-4330 (F)


                          INDEPENDENT AUDITOR'S REPORT

The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Riverwalk Villas for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Riverwalk Villas for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.


                                                  Elroy D. Miedema
                                                  Certified Public Accountant


Ft. Lauderdale, Florida
August 6, 1998

                                RIVERWALK VILLAS

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                 December 31,    December 31,
                                                    1997            1996
                                                -------------    ------------
REVENUES
  Rental income                                   $296,939        $302,218
  Other income                                       4,877           6,398
                                                  --------        --------
    Total revenues                                 301,816         308,616
                                                  --------        --------
CERTAIN EXPENSES
  Personnel                                         31,446          26,262
  Advertising and promotion                          3,465           2,586
  Utilities                                          5,446           7,658
  Repairs and maintenance                           43,145          57,855
  Real estate taxes and insurance                   45,785          41,822
  Mortgage interest expense                        120,194         121,834
  Management fees                                    1,086           1,433
  Other operating expenses                           3,380           3,333
                                                  --------        --------
    Total certain expenses                         253,947         262,783
                                                  --------        --------
REVENUES IN EXCESS
 OF CERTAIN EXPENSES                              $ 47,869        $ 45,833
                                                  ========        ========


See Note to Statement of Revenues and Certain Expenses

                                RIVERWALK VILLAS

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Riverwalk Villas consist of 50 units located in New Smyrna Beach, Florida. The property was acquired during 1990 by Riverwalk Enterprises, Ltd. The following percentage of units were occupied at the various period ending dates:

         December 31, 1996                            90%
         December 31, 1997                            84%

     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Riverwalk Villas.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     BARON CAPITAL TRUST

Date:  October 23, 1998                     By:   /s/ Gregory K. McGrath
                                                 ------------------------------
                                                 Gregory K. McGrath,
                                                 Chief Executive Officer